Exhibit 10.4
FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of September 23, 2024, is by and among PREMIER HEALTHCARE ALLIANCE, L.P., a California limited partnership, PREMIER SUPPLY CHAIN IMPROVEMENT, INC., a Delaware corporation (“PSCI”) and PREMIER HEALTHCARE SOLUTIONS, INC., a Delaware corporation (each individually, a “Borrower” and collectively, the “Co-Borrowers”), the other Guarantors (as hereinafter defined) party hereto, the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as defined below).
W I T N E S S E T H
WHEREAS, the Co-Borrowers, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of December 12, 2022 (as amended, modified, extended, restated, replaced, or supplemented from time to time prior to the date hereof, the “Credit Agreement”);
WHEREAS, the Co-Borrowers have requested that the Required Lenders amend certain provisions of the Credit Agreement as set forth herein; and
WHEREAS, the Required Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT
1.1Amendments to Credit Agreement. Effective upon the Amendment Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:
(a) Consolidated Net Income. The definition of “Consolidated Net Income” in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:
“Consolidated Net Income” means for any period, on a Consolidated basis in accordance with GAAP with respect to the Loan Parties and their Subsidiaries, the income of such Person for such period, after deducting therefrom all operating expenses, provisions for all taxes and reserves and all other proper deductions, all determined in accordance with GAAP; provided, that in calculating Consolidated Net Income of the Loan Parties and their Subsidiaries for any period, (a) the net income (or loss) of any Person in which any Loan Party or any of its Subsidiaries has a joint interest with a third party shall be excluded, except to the extent such net income is actually paid in cash to any Loan Party or any of its Subsidiaries by dividend or other distribution during such period and (b) any net administrative fees to which the rights have been sold to a third party in connection with the Non-Healthcare Sale Transaction shall be excluded, except to the extent such net administrative fees are permitted to be retained by the Loan Parties or their Subsidiaries as a royalty or similar fee.

(b) Indebtedness. The definition of “Indebtedness” in Section 1.01 of the Credit Agreement is hereby amended by deleting the word “and” before clause (C) of the proviso thereof and adding a new clause (D) at the end of such proviso as follows:
“and (D) the liability related to the sale of future revenues recorded on the consolidated balance sheet of the Loan Parties as a result of the Non-Healthcare Sale Transaction.”
(c) Non-Healthcare Sale Transaction. Section 1.01 of the Credit Agreement is hereby amended by adding the following new defined term in appropriate alphabetical order:
“Non-Healthcare Sale Transaction” means the transaction (or series of related transactions) pursuant to which Premier, Inc. sold substantially all of its non-healthcare GPO member contracts to OMNIA Partners, LLC pursuant to that certain Equity Purchase Agreement, dated as of June 14, 2023, as amended to date, by and among Omnia Partners, LLC, a Delaware limited liability company, Non-Healthcare Holdings LLC, a Delaware limited liability company, Premier Supply Chain Improvement, Inc., a Delaware corporation, Premier Healthcare Alliance, L.P., a California limited partnership, Acurity, LLC, a Delaware limited liability company, Innovatix, LLC, a Delaware limited liability company, Essensa Ventures, LLC, a New York limited liability company, Premier Healthcare Solutions, Inc., a Delaware corporation, and Premier, Inc., a Delaware corporation.
ARTICLE II
CONDITIONS TO EFFECTIVENESS
2.1Closing Conditions. This Amendment shall become effective as of the day and year set forth above (the “Amendment Effective Date”) upon receipt by the Administrative Agent of a copy of this Amendment duly executed by the Co-Borrowers, the Guarantors, the Required Lenders and the Administrative Agent.
ARTICLE III
MISCELLANEOUS
3.1Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.
3.2Representations and Warranties of Loan Parties. Each Loan Party represents and warrants as follows:
(a)It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(b)This Amendment has been duly executed and delivered by such person and constitutes such person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such person of this Amendment, except any such consent has been obtained or the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect.
(d)The representations and warranties set forth in Article V of the Credit Agreement are (i) with respect to representations and warranties that contain a materiality qualification, true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects, in each case as of the date hereof (except for those which expressly relate to an earlier date).
(e)After giving effect to this Amendment, no Event of Default shall be continuing.
(f)The Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.
3.3Reaffirmation of Obligations; No Waiver. Each Loan Party hereby ratifies the Loan Documents to which it is a party and acknowledges and reaffirms (a) that it is bound by all terms of the Loan Documents applicable to it and (b) that it is responsible for the observance and full performance of its Obligations. Except as specifically amended by this Amendment, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
3.4Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.
3.5Expenses. The Loan Parties agree to pay all reasonable and properly-documented actual out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including the reasonable and properly-documented actual fees and expenses of legal counsel for the Administrative Agent, in each case as set forth in Section 10.04 of the Credit Agreement.
3.6Further Assurances. Each Loan Party agrees to promptly take such action, upon the request of the Administrative Agent, as is reasonably necessary to carry out the intent of this Amendment.
3.7Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.
3.8Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed letter which has been converted into electronic form (such as scanned into “.pdf” format), or an electronically signed letter converted into another format, for transmission, delivery and/or retention.
3.9No Actions, Claims, Etc. As of the date hereof, each Loan Party hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent or the Administrative Agent’s officers, employees, representatives, agents, counsel or directors arising from any action by such persons, or failure of such persons to act under the Credit Agreement on or prior to the date hereof.
3.10GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
3.11Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
3.12Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.
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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.
CO-BORROWERS:
PREMIER HEALTHCARE ALLIANCE, L.P.
By: /s/ Craig McKasson
Name: Craig McKasson
Title: Chief Financial Officer
PREMIER SUPPLY CHAIN IMPROVEMENT, INC.
By: /s/ Craig McKasson
Name: Craig McKasson
Title: Chief Financial Officer
PREMIER HEALTHCARE SOLUTIONS, INC.
By: /s/ Craig McKasson
Name: Craig McKasson
Title: Chief Financial Officer

[Signature Page to First Amendment]

GUARANTORS:
ACRO PHARMACEUTICAL SERVICES LLC
By: /s/ Craig McKasson
Name: Craig McKasson
Title: Chief Financial Officer
CECITY.COM, INC.
By: /s/ Craig McKasson
Name: Craig McKasson
Title: Chief Financial Officer
COMMCARE PHARMACY-FTL, LLC
By: /s/ Craig McKasson
Name: Craig McKasson
Title: Chief Financial Officer
ESSENSA VENTURES, LLC
By: /s/ Craig McKasson
Name: Craig McKasson
Title: Chief Financial Officer
HEALTHCARE INSIGHTS, LLC
By: /s/ Craig McKasson
Name: Craig McKasson
Title: Chief Financial Officer

[Signature Page to First Amendment]

INNOVATIX, LLC
By: /s/ Craig McKasson
Name: Craig McKasson
Title: Chief Financial Officer
INNOVATIX NETWORK, LLC
By: /s/ Craig McKasson
Name: Craig McKasson
Title: Chief Financial Officer
INNOVATIXCARES, LLC
By: /s/ Craig McKasson
Name: Craig McKasson
Title: Chief Financial Officer
NS3 HEALTH, LLC
By: /s/ Craig McKasson
Name: Craig McKasson
Title: Chief Financial Officer
PREMIER MARKETPLACE, LLC
By: /s/ Craig McKasson
Name: Craig McKasson
Title: Chief Financial Officer
PREMIER PHARMACY BENEFIT MANAGEMENT, LLC
By: /s/ Craig McKasson
Name: Craig McKasson
Title: Chief Financial Officer

[Signature Page to First Amendment]

SVS, LLC
By: /s/ Craig McKasson
Name: Craig McKasson
Title: Chief Financial Officer
THERADOC, INC.
By: /s/ Craig McKasson
Name: Craig McKasson
Title: Chief Financial Officer
PROVIDEGX, LLC
By: /s/ Craig McKasson
Name: Craig McKasson
Title: Chief Financial Officer
PREMIER SPECIALTY PHARMACY SOLUTIONS, LLC
By: /s/ Craig McKasson
Name: Craig McKasson
Title: Chief Financial Officer
STANSON HEALTH, INC.
By: /s/ Craig McKasson
Name: Craig McKasson
Title: Chief Financial Officer
CONTIGO HEALTH, LLC
By: /s/ Craig McKasson
Name: Craig McKasson
Title: Chief Financial Officer

[Signature Page to First Amendment]

CONDUCTIV, INC.
By: /s/ Craig McKasson
Name: Craig McKasson
Title: Chief Financial Officer
ACURITY, LLC
By: /s/ Craig McKasson
Name: Craig McKasson
Title: Chief Financial Officer
NEXERA, LLC
By: /s/ Craig McKasson
Name: Craig McKasson
Title: Chief Financial Officer
CONDUCTIV CONTRACTS, LLC
By: /s/ Craig McKasson
Name: Craig McKasson
Title: Chief Financial Officer
INTERSECTTA, LLC
By: /s/ Craig McKasson
Name: Craig McKasson
Title: Chief Financial Officer
PREMIER SUPPLY CHAIN HOLDINGS, LLC
By: /s/ Craig McKasson
Name: Craig McKasson
Title: Chief Financial Officer

[Signature Page to First Amendment]

ELEMENTS CANADA, LLC
By: /s/ Craig McKasson
Name: Craig McKasson
Title: Chief Financial Officer
PREMIER IDS, LLC
By: /s/ Craig McKasson
Name: Craig McKasson
Title: Chief Financial Officer
CONTIGO HEALTH HOLDINGS, LLC
By: /s/ Craig McKasson
Name: Craig McKasson
Title: Chief Financial Officer

[Signature Page to First Amendment]

ADMINISTRATIVE AGENT AND LENDERS:
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender
By: /s/ Eugene Stunson
Name: Eugene Stunson
Title: Executive Director

[Signature Page to First Amendment]

BANK OF AMERICA, N.A., as a Lender
By: /s/ H. Hope Walker
Name: H. Hope Walker
Title: Senior Vice President
(signatures continued)

[Signature Page to First Amendment]

JPMORGAN CHASE BANK, N.A., as a Lender
By: /s/ Eduardo Lopez Peiro
Name: Eduardo Lopez Peiro
Title: Vice Presidente
(signatures continued)

[Signature Page to First Amendment]

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ Sharon Geffel
Name: Sharon Geffel
Title: SVP
(signatures continued)

[Signature Page to First Amendment]

TRUIST BANK, as a Lender
By: /s/ Alexandra Korchmar
Name: Alexandra Korchmar
Title: Vice President
(signatures continued)

[Signature Page to First Amendment]

KEYBANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ Tanille Ingle
Name: Tanille Ingle
Title: Vice President
(signatures continued)

[Signature Page to First Amendment]

BMO BANK N.A., successor in interest to Bank of the West, as a Lender
By: /s/ Adam Shifrin
Name: Adam Shifrin
Title: Director

[Signature Page to First Amendment]